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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 22, 2008

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                      000-30973                 38-3516922
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

 102 EAST FRONT STREET, MONROE, MICHIGAN                                 48161
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431

         ______________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 22, 2008, Registrant issued a press release announcing its results of operations and financial condition for and as of the year ended December 31, 2007, unaudited. The press release is attached as Exhibit No. 99.1 and incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE

On January 23, 2008, Registrant mailed a letter to shareholders reviewing its 2007 results and plans for 2008. The letter is attached as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibits are furnished herewith:

EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99.1      Press Release dated January 22, 2008 announcing Registrant's results of operations and financial condition for and as of the year ended
          December 31, 2007.

99.2      Letter to shareholders dated January 23, 2008 reviewing Registrant's
          2007 results and plans for 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                        MBT FINANCIAL CORP.


Date: January 23, 2008                  By: /s/ H. Douglas Chaffin
                                            ------------------------------------
                                            H. Douglas Chaffin
                                            President and Chief Executive
                                            Officer

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99.1      Press Release dated January 22, 2008 announcing Registrant's results of operations and financial condition for and as of the year ended
          December 31, 2007.

99.2 Letter to shareholders dated January 23, 2008 reviewing 2007 results and 2008 plans.